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                                                                    EXHIBIT 24.1


                            LIMITED POWER OF ATTORNEY

                       MITCHELL ENERGY & DEVELOPMENT CORP.

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer of Mitchell Energy & Development Corp., a Texas corporation, does hereby make, constitute and appoint W. D. STEVENS and PHILIP S. SMITH, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, one or more Registration Statements on Form S-3 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a secondary offering by George P. Mitchell of certain of his shares of Class A Common Stock of Mitchell Energy & Development Corp. and any and all amendments thereto or other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned have hereunder set their hands this 30th day of March, 2001.


/s/ GEORGE P. MITCHELL                 /s/ ROBERT W. BALDWIN
--------------------------------       -----------------------------------------
GEORGE P. MITCHELL                     ROBERT W. BALDWIN

/s/ BERNARD F. CLARK                   /s/ WILLIAM D. EBERLE
--------------------------------       -----------------------------------------
BERNARD F. CLARK                       WILLIAM D. EBERLE

/s/ SHAKER A. KHAYATT                  /s/ J. TODD MITCHELL
--------------------------------       -----------------------------------------
SHAKER A. KHAYATT                      J. TODD MITCHELL

/s/ M. KENT MITCHELL                   /s/ W. D. STEVENS
--------------------------------       -----------------------------------------
M. KENT MITCHELL                       W. D. STEVENS

/s/ PHILIP S. SMITH
--------------------------------
PHILIP S. SMITH